UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2012

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 20, 2012, DISH Network Corporation (NASDAQ: “DISH”) announced that its wholly-owned subsidiary, DISH DBS Corporation, priced an offering of $1 billion aggregate principal amount of debt securities at an issue price of 100.750%. The debt securities will be issued as additional 5.875% Senior Notes due 2022 (the “2022 Notes”) under an indenture, dated as of May 16, 2012, pursuant to which DISH DBS Corporation issued $1 billion aggregate principal amount of the 2022 Notes on May 16, 2012. The 2022 Notes offered by DISH DBS Corporation in this offering and the 2022 Notes previously issued under the indenture will be treated as a single class of debt securities under the indenture. The net proceeds of this offering are intended to be used for general corporate purposes.

This offering is expected to close on July 26, 2012, subject to customary conditions.

DISH DBS Corporation placed the 2022 Notes offered in this offering in a private placement under Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The 2022 Notes offered in this offering have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Certain statements incorporated by reference in this Current Report on Form 8-K may be forward-looking statements, which may involve a number of risks and uncertainties that could cause actual events or results to differ materially from those described.  Neither DISH Network Corporation nor DISH DBS Corporation undertakes any obligation to update forward-looking statements.

See Press Release, dated July 20, 2012, “DISH Network Places Offering of $1 Billion in Senior Notes” attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release “DISH Network Places Offering of $1 Billion in Senior Notes” dated July 20, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION

Date: July 20, 2012	By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release “DISH Network Places Offering of $1 Billion in Senior Notes” dated July 20, 2012